UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting material Pursuant to § 240.14a-12

PENN Entertainment, Inc.

(Name of Registrant as Specified In Its Charter)

HG VORA CAPITAL MANAGEMENT, LLC

HG VORA SPECIAL OPPORTUNITIES MASTER FUND, LTD.

DOWNRIVER SERIES LP – SEGREGATED PORTFOLIO C

PARAG VORA

JOHNNY HARTNETT

CARLOS RUISANCHEZ

WILLIAM CLIFFORD

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

On June 9, 2025, HG Vora Capital Management, LLC and certain of its affiliates (“HG Vora”), the beneficial owners of approximately 4.80% of the outstanding common stock of PENN Entertainment, Inc. (NASDAQ: PENN) (“PENN”), issued the following press release and sent the following letter to PENN shareholders. The full text of the press release and letter, as well as additional information regarding HG Vora’s director nominees, can be viewed online at www.WinAtPENN.com. The full text of the press release and letter are below.

* * *

HG Vora: Now is Your Last Chance to Vote for Genuine, Shareholder-Driven Change at PENN Entertainment

Leading Proxy Advisory Firms ISS and Egan-Jones Recommend Shareholders Vote “FOR” All Three Director Candidates Nominated by HG Vora – William Clifford, Johnny Hartnett and Carlos Ruisanchez – Using the GOLD Proxy Card

Voting Instructions Accessible at www.WinAtPENN.com

NEW YORK – June 9, 2025 – HG Vora Capital Management, LLC (together with its affiliates, “HG Vora”) sent a letter to shareholders of PENN Entertainment, Inc. (NASDAQ: PENN) (“PENN” or the “Company”) urging them to cast their votes “FOR” the election of all three independent director candidates nominated by HG Vora – William Clifford, Johnny Hartnett, and Carlos Ruisanchez – to the Company’s Board of Directors (the “Board”) on the GOLD proxy card at PENN’s 2025 Annual Meeting of Shareholders (the “Annual Meeting”), scheduled for June 17, 2025.

The full text of the letter is attached and accessible online at www.WinAtPENN.com alongside other relevant materials.

Shareholders with questions about how to vote their shares should contact HG Vora’s proxy solicitor, Okapi Partners, by telephone at 877-629-6355 or email at info@okapipartners.com.

Cautionary Statement Regarding Forward-Looking Statements

The information herein contains “forward-looking statements” that can be identified by the fact that they do not relate strictly to historical or current facts. Specific forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and include, without limitation, words such as “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “intends,” “estimates,” “projects,” “potential,” “targets,” “forecasts,” “seeks,” “could,” “should” or the negative of such terms or other variations on such terms or comparable terminology. Similarly, statements that describe our objectives, plans or goals are forward-looking. Forward-looking statements are subject to various risks and uncertainties and assumptions. There can be no assurance that any idea or assumption herein is, or will be proven, correct. If one or more of the risks or uncertainties materialize, or if HG Vora’s underlying assumptions prove to be incorrect, the actual results may vary materially from outcomes indicated by these statements. Accordingly, forward-looking statements should not be regarded as a representation by HG Vora that the future plans, estimates or expectations contemplated will ever be achieved. The information herein does not constitute an offer to sell or solicitation of an offer to buy any of the securities described herein in any state to any person.

Certain Information Concerning the Participants

HG Vora and the other Participants (as defined below) filed a definitive proxy statement and accompanying gold universal proxy card with the SEC on May 12, 2025 to be used to solicit proxies for the election of its slate of director nominees at the 2025 annual meeting of shareholders (the “2025 Annual Meeting”) of PENN Entertainment, Inc. (“PENN”).

The participants in the proxy solicitation are currently anticipated to be HG Vora Capital Management, LLC (the “Investment Manager”), HG Vora Special Opportunities Master Fund, Ltd. (“Master Fund”), Downriver Series LP – Segregated Portfolio C (“Downriver”), Parag Vora (“Mr. Vora” and, collectively with Investment Manager, Master Fund and Downriver, “HG Vora”), Johnny Hartnett, Carlos Ruisanchez and William Clifford (collectively all of the foregoing, the “Participants”).

As of the date hereof, (i) Master Fund directly owns 3,825,000 shares of common stock, par value $0.001 per share (the “Common Stock”), of PENN, including 100 shares of Common Stock as the record holder and (ii) Downriver directly owns 3,425,000 shares of Common Stock, including 100 shares of Common Stock as the record holder (collectively, the 7,250,000 shares of Common Stock owned by Master Fund and Downriver, the “HG Vora Shares”). The HG Vora Shares collectively represent approximately 4.80% of the outstanding shares of Common Stock, based on the 150,852,769 shares of Common Stock outstanding as of April 24, 2025, as disclosed by PENN on its proxy statement for the Annual Meeting. The Investment Manager is the investment manager of Master Fund and Downriver, each of which have delegated all investment and voting decisions to the Investment Manager. Mr. Vora is the manager of the Investment Manager and has authority over day-to-day operations and investment and voting decisions, including with respect to the HG Vora Shares, of the Investment Manager. Each of the Investment Manager and Mr. Vora may be deemed to have the shared power to vote or direct the vote of (and the shared power to dispose or direct the disposition of) the HG Vora Shares and indirect ownership thereof. Mr. Ruisanchez directly owns 3,150 shares of Common Stock. Neither Mr. Clifford nor Mr. Hartnett beneficially own any shares of Common Stock. Certain of the Participants are also from time to time party to certain derivative instruments that provide economic exposure to PENN’s Common Stock. All of the foregoing information is as of the date hereof unless otherwise disclosed.

Important Information and Where to Find It

HG VORA STRONGLY ADVISES ALL SHAREHOLDERS OF THE CORPORATION TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER PROXY MATERIALS BECAUSE THEY CONTAIN IMPORTANT INFORMATION. SUCH PROXY MATERIALS ARE AVAILABLE AT NO CHARGE ON THE SEC’S WEBSITE AT WWW.SEC.GOV. THE DEFINITIVE PROXY AND ACCOMPANYING PROXY CARD WILL ALSO BE FURNISHED TO SOME OR ALL OF THE COMPANY’S SHAREHOLDERS. SHAREHOLDERS MAY DIRECT A REQUEST TO THE PARTICIPANTS’ PROXY SOLICITOR, OKAPI PARTNERS LLC, 1212 AVENUE OF THE AMERICAS, 17TH FLOOR, NEW YORK, NEW YORK 10036 (SHAREHOLDERS CAN CALL TOLL-FREE: (877) 629-6355).

Contacts

Investors

Bruce Goldfarb/Chuck Garske

Okapi Partners

(877) 629-6355

Media

Jonathan Gasthalter/Nathaniel Garnick/Iain Hughes

Gasthalter & Co.

(212) 257-4170

1©2025 www.WinAtPENN.com. All Rights ReservedPENN Entertainment's 2025 Annual Meeting of Shareholders is just one week away. Cast your vote TODAY for all three director candidates nominated by HG Vora ? William Clifford, Johnny Hartnett and Carlos Ruisanchez ? using the GOLD Proxy Card to bring shareholder-driven change to PENN's boardroom.Now is Your Last Chance to Vote for Genuine Change at PENN EntertainmentUNDER CURRENT LEADERSHIP, PENN HAS LOST NEARLY $19 BILLION IN SHAREHOLDER VALUE

2©2025 www.WinAtPENN.com. All Rights ReservedDon't just take our word for it: leading proxy advisory firms Institutional Shareholder Services, Inc. ("ISS") and Egan-Jones Proxy Services ("Egan-Jones") recommend that PENN shareholders vote "FOR" all three director candidates using the GOLD Proxy Card, and Glass Lewis & Co., LLC ("Glass Lewis") similarly recommends that shareholders vote for Messrs. Hartnett and Ruisanchez. In making their recommendations, ISS, Glass Lewis and Egan-Jones stated the following with respect to PENN's dramatic underperformance, the incumbent Board's entrenching actions, and the independent nominees' relevant qualifications:"PENN has significantly underperformed peers and the market, delivering negative returns to shareholders. Since a public Company's primary fiduciary responsibility is to generate returns for shareholders, this has been a major failure of the Company in recent years."- Egan-Jones, June 2025THE EXPERTS AGREE: CHANGE IS NEEDED AT PENN"[T]here is little evidence that the board has been able to hold management accountable, as the company has continued to pursue a strategy that has failed to deliver on expectations? The board appears not to have taken tangible lessons from its record in approving company acquisitions."- ISS, June 2025"The board lacks an adequate level of direct gaming industry experience. It appears that this deficiency has hampered the board's ability to effectively oversee management[.]" - ISS, June 2025"The board's decision to suddenly decrease the number of available seats at the annual shareholder meeting is directly undermining the ability of shareholders to elect directors. In our view, this abrupt change not only restricts shareholders' ability to influence the composition of the Board but also appears to be a deliberate effort to entrench the Board."- Egan-Jones, June 2025"[T]he sequence of events and absence of a contemporaneous explanation for the board and class size reductions may give rise to at least some degree of skepticism by shareholders. The board's decision effectively precluded shareholder consideration of a validly nominated dissident candidate, and the fact that litigation is pending underscores the seriousness of the governance implications."- Glass Lewis, June 2025"Hartnett and Ruisanchez seem to have fortuitously presented the board with a ready-made solution to a problem it was otherwise unprepared to address."- ISS, June 2025"Given the Company's underperformance, and Mr. Clifford's experience at PENN from 2001-2014 overseeing a time of tremendous growth as CFO, we believe shareholders should vote FOR Mr. Clifford and express their desire for change in the boardroom."- Egan-Jones, June 2025

©2025 www.WinAtPENN.com. All Rights Reserved3THIS IS YOUR LAST CHANCE TO VOTE!If you have already voted using the Company's proxy card, you have every right to change your vote by completing and mailing the enclosed GOLD proxy card in the pre-paid envelope or by voting via Internet by following the instructions on the GOLD proxy card. If you have any questions or need assistance voting your shares, please contact our proxy solicitor Okapi Partners at 877-629-6355 or info@okapipartners.com. CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTSThe information herein contains "forward-looking statements" that can be identified by the fact that they do not relate strictly to historical or current facts. Specific forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and include, without limitation, words such as "may," "will," "expects," "believes," "anticipates," "plans," "intends," "estimates," "projects," "potential," "targets," "forecasts," "seeks," "could," "should" or the negative of such terms or other variations on such terms or comparable terminology. Similarly, statements that describe our objectives, plans or goals are forward-looking. Forward-looking statements are subject to various risks and uncertainties and assumptions. There can be no assurance that any idea or assumption herein is, or will be proven, correct. If one or more of the risks or uncertainties materialize, or if HG Vora's underlying assumptions prove to be incorrect, the actual results may vary materially from outcomes indicated by these statements. Accordingly, forward-looking statements should not be regarded as a representation by HG Vora that the future plans, estimates or expectations contemplated will ever be achieved. The information herein does not constitute an offer to sell or solicitation of an offer to buy any of the securities described herein in any state to any person.THE VALUE OF YOUR INVESTMENT IS AT STAKE Vote the GOLD Proxy Card today to send a clear message to PENN's board that the status quo will no longer be tolerated